UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 11, 2012

Reynolds American Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street,

Winston-Salem, NC 27101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 336-741-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subjected to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Reynolds American Inc., referred to as RAI, reports financial and operational information of three segments, RJR Tobacco, American Snuff and Santa Fe. The RJR Tobacco segment consists of the primary operations of R. J. Reynolds Tobacco Company. The American Snuff segment consists of the primary operations of American Snuff Co. and prior to its sale, Lane, Limited.

During the fourth quarter of 2011, RAI elected to begin reporting the Santa Fe segment, which includes the primary operations of Santa Fe Natural Tobacco Company, Inc. Previously, Santa Fe was included in the All Other segment. Although the operations and results of Santa Fe currently do not meet the quantitative criteria to be required to be reported, RAI management believes that reporting this segment is important to the financial statement user for additional understanding and transparency with respect to the aggregate operations and results of RAI’s subsidiaries that produce and market cigarettes in the United States.

Additionally, on January 1, 2012, the results of super premium brands, DUNHILL and STATE EXPRESS 555, transferred into the R.J. Reynolds segment from the Santa Fe segment.

For comparative analysis, RAI has retrospectively revised, and attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, segment net sales and operating income as measured under generally accepted accounting principles in the United States, referred to as GAAP, for each quarter and the full year of 2011.

Also included, by quarter and full year of 2011, are schedules similar to those included in RAI’s earnings releases, disclosing reconciliations from GAAP to adjusted results, volume and share of market information under the revised segment structure. RAI management uses “adjusted” (non-GAAP) measurements to set performance goals and to measure the performance of the overall company, and believes that investors’ understanding of the underlying performance of the company’s continuing operations is enhanced through the disclosure of these metrics.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit

99.1	Schedules of results, volume and retail share of reportable operating segments of Reynolds American Inc. for the quarters and full year of 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.

By:	/s/ Frederick W. Smothers
	Name:	Frederick W. Smothers
	Title:	Senior Vice President and Chief Accounting Officer

Date: May 11, 2012

INDEX TO EXHIBITS

Number	Exhibit

99.1	Schedules of results, volume and retail share of reportable operating segments of Reynolds American Inc. for the quarters and full year of 2011.